EXHIBIT 10.2

                              Consent of Accountant


                             BARRY L. FRIEDMAN, P.C.
                           Certified Public Accountant


1582 Tulita Drive                                          Office (702) 361-8414
Las Vegas, Nevada 89123                                   Fax No. (702) 896-0278



                                                                 January 5, 2001

To Whom It May Concern:

The firm of Barry L. Friedman, P.C., Certified Public Accountant consents to the inclusion of my report of January 5, 2001, on the Financial Statements of Medina Coffee, Inc. as of December 31, 2000, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.

Very truly yours,

/s/Barry L. Friedman
-------------------------------
Barry L. Friedman
Certified Public Accountant


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